Exhibit 10.1

Execution Version

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT to the Credit Agreement referred to below, dated as of March 19, 2020 (this “Second Amendment”) by and among HLF Financing SaRL, LLC, a Delaware limited liability company (the “Term Loan Borrower”), Herbalife Nutrition Ltd., a Cayman Islands exempted company incorporated with limited liability with company number 116838 and with its registered office at Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands (“Parent”), Herbalife International Luxembourg S.à R.L., a Luxembourg private limited liability company (société à responsabilité limitée), existing and organized under the laws of Luxembourg, having its registered office at 16, avenue de la Gare, L-1610 Luxembourg and registered with the Luxembourg Register of Commerce and Companies (R.C.S. Luxembourg) under number B 88.006 (“HIL”), Herbalife International, Inc., a Nevada corporation (“HII” and, together with Parent, the Term Loan Borrower and HIL, the “Revolver Borrowers”; the Revolver Borrowers, together with the Term Loan Borrower, are referred to herein as the “Borrowers”), certain subsidiaries of the Borrowers as Subsidiary Guarantors, the Term Loan A Lenders and the Revolving Credit Lenders under the Credit Agreement party hereto (consisting of at least the Required Pro Rata Facility Lenders (as defined in the Credit Agreement)), the Replacement Lender (as defined below) and Coöperatieve Rabobank U.A., New York Branch (“Rabobank”) as Term Loan A Agent and Revolver Administrative Agent (each as defined in the Credit Agreement). Capitalized terms not otherwise defined in this Second Amendment have the same meanings as specified in the Amended Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers, the Subsidiary Guarantors, the several Lenders (as defined in the Credit Agreement) from time to time party thereto, Rabobank as the Term Loan A Agent and Revolver Administrative Agent and Jefferies Finance LLC, as the administrative agent for the Term Loan B Lenders and the Collateral Agent have entered into that certain Credit Agreement, dated as of August 16, 2018 (together with all exhibits and schedules attached thereto, and as amended by the First Amendment to Credit Agreement, dated as of December 12, 2019, and as further amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement” and as amended by this Second Amendment, the “Amended Credit Agreement”);

WHEREAS, in connection with this Second Amendment, (i) Rabobank will act as a joint lead arranger and sole bookrunner, (ii) Citizens Bank, N.A., Citicorp North America, Inc., Fifth Third Bank, Mizuho Bank, Ltd., Bank of America, N.A., and Compass Bank d/b/a BBVA Compass will act as joint lead arrangers, and (iii) Comerica Bank and Standard Chartered Bank will act as co-syndication agents. The sole bookrunner, each of the joint lead arrangers and each of the co-syndication agent in such capacities accept such appointment and will perform the duties and exercise the authority customarily associated with such roles.

WHEREAS, each Borrower, the undersigned Lenders (including the Replacement Lender) and Coöperatieve Rabobank U.A., New York Branch in its capacities as the Term Loan A Agent and the Revolver Administrative Agent (in such capacities together, the “Pro Rata Agent”) have agreed to amend the Credit Agreement as hereinafter set forth;

WHEREAS, each relevant Term Loan A Lender and Revolving Credit Lender (the Term Loan A Lenders and Revolving Credit Lenders together, the “Pro Rata Lenders”) under the Credit Agreement immediately prior to the Second Amendment Effective Date (as defined below) (collectively, the “Existing Pro Rata Lenders”) that executes and delivers a signature page to this Second Amendment (the “Consenting Pro Rata Lenders”) hereby agree to the terms and conditions of this Second Amendment;

WHEREAS, each Existing Pro Rata Lender that fails to execute and return a signature page to this Second Amendment (each, a “Non-Consenting Pro Rata Lender”) shall, in accordance with Section 2.21(c) of the Credit Agreement, assign and delegate, without recourse (in accordance with Section 2.21(d) and Section 9.4 of the Credit Agreement), all of its interests, rights and obligations under the Credit Agreement and the related Loan Documents in respect of its existing Term A Loans, Revolving Credit Commitments and Revolving Credit Loans to an assignee that shall assume such obligations as specified in the applicable Master Assignment and Acceptance Agreement substantially in the form attached hereto as Annex A (a “Master Assignment”), as further set forth in this Second Amendment;

WHEREAS, each Loan Party party hereto (collectively, the “Reaffirming Parties”, and each, a “Reaffirming Party”) expects to realize substantial direct and indirect benefits as a result of this Second Amendment becoming effective and the consummation of the transactions contemplated hereby and agrees to reaffirm its obligations, guaranties and any security interests granted by it pursuant to the Credit Agreement, the Collateral Documents, and the other Loan Documents to which it is a party;

WHEREAS, in addition to the foregoing, pursuant to Section 2.23(a) of the Credit Agreement, (i) the Term Loan Borrower has provided to the Term Loan A Agent, and this Second Amendment shall be deemed to constitute, a request to incur additional Term Loans under the Term Loans A Facility in an aggregate principal amount of $30,468,750 as an Incremental Term Loan A Facility (the “Additional Term A Loans” and, the commitments with respect thereto, the “Additional Term Loan A Commitments”) on terms identical to those applicable to the existing Term Loan A Facility (including pricing terms (other than original issue discount or upfront fees), tenor, rights of payment and prepayment and right of security), as amended by this Second Amendment and (ii) the Revolver Borrowers have provided to the Revolver Administrative Agent a request to incur an increase in the Revolving Credit Commitments in an aggregate principal amount of $32,500,000 as an Incremental Revolving Increase (the “Additional Revolving Commitments”, together with Additional Term Loan A Commitments, the “Additional Commitments”; and the Revolving Credit Loans made pursuant to the Additional Revolving Commitments, the “Additional Revolving Loans”) on terms identical to the those applicable to the existing Revolving Credit Facility (including as to pricing (other than original issue discount or upfront fees), tenor, rights of payment and prepayment and right of security), as amended by this Second Amendment. The Term Loan Borrower has requested that such Additional Term A Loan be provided by banks or other financial institutions that become Lenders or are existing Lenders under the Credit Agreement (each such Person committing to provide and providing any such Additional Term A Loan on the Second Amendment Effective Date being referred to herein as an “Incremental Term Loan A Lender”). Further, the Revolver Borrowers have requested that such Additional Revolving Commitments be provided by banks or other financial institutions that become Lenders or are existing Lenders under the Credit Agreement (each such Person committing to provide and providing any such Additional Revolving Commitments on the Second Amendment Effective Date being referred to herein as an “Incremental Revolving Credit Lender”, together with each Incremental Term Loan A Lender, the “Incremental Lenders”);

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WHEREAS, each Person listed on Schedule I hereto as an Incremental Lender is willing to provide an Additional Commitment in the amount set forth on Schedule I hereto on the terms and conditions hereof;

WHEREAS, (a) the Incremental Lenders agreeing to make the Additional Term A Loans and Additional Revolving Commitments are willing to grant the extension of credit contemplated hereby, on the terms and subject to the conditions of this Second Amendment and (b) to the extent such consent is required, the Pro Rata Agent consents to each of the Incremental Lenders being Lenders, each of the Incremental Term Loan A Lenders being Term Loan A Lenders, and each of the Incremental Revolving Credit Lenders being Revolving Credit Lenders, under the Credit Agreement; and

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the Second Amendment Effective Date, and subject to the satisfaction of the conditions precedent set forth in SECTION 3 below, hereby amended as follows:

(a) Amendments to Section 1.01: Definitions.

(i) Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions thereto in proper alphabetical order:

“Second Amendment” means that certain Second Amendment to Credit Agreement, dated as of March 19, 2020, by and among the Borrowers, the Subsidiary Guarantors, the Term Loan A Agent, the Revolver Administrative Agent and the Lenders party thereto.

“Second Amendment Effective Date” means the date on which all of the conditions contained in Section 3 of the Second Amendment have been satisfied or waived in accordance with the terms of the Second Amendment.

(ii) Section 1.01 of the Credit Agreement is hereby amended by deleting the definitions set forth below in their entirety and replacing them with the following:

“Applicable Margin”: (a) with respect to Term A Loans, the rate per annum equal to (i) for ABR Loans, 1.50%, and (ii) for Eurodollar Loans, 2.50%, (b) with respect to Term B Loans, the rate per annum equal to (i) for ABR Loans, 1.75%, and (ii) for Eurodollar Loans, 2.75%, (c) with respect to Revolving Credit Loans, the rate per annum equal to (i) for ABR Loans, 1.50% and (ii) for Eurodollar Loans, 2.50%, (d) with respect to any Incremental Facility, the rate or rates per annum set

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forth in the applicable Incremental Facility Amendment, (e) with respect to any Extended Revolving Credit Commitment or Extended Term Loan, the rate or rates per annum specified in the applicable Extension Offer and (f) with respect to any Replacement Facility, the rate or rates per annum specified in the applicable Replacement Facility Amendment.

“Revolving Commitment Fee Rate”: the rate per annum equal to 0.35% on the undrawn portion of the Revolving Credit Commitments (excluding any Revolving Credit Commitments of Defaulting Lenders, except to the extent such Revolving Credit Commitments are reallocated under the same terms to Lenders that are not Defaulting Lenders).

“Revolving Credit Maturity Date”: with respect to (a) Revolving Credit Commitments (including, for the avoidance of doubt, any Incremental Revolving Increases) that have not been extended pursuant to Section 2.25, March 19, 2025; provided that “Revolving Credit Maturity Date” with respect to the Revolving Commitments shall mean the date that is 182 days prior to the scheduled maturity date of the 2018 Convertible Notes if (i) the aggregate principal amount of the 2018 Convertible Notes outstanding on such date exceeds $350.0 million and (ii) either (x) the First Lien Net Leverage Ratio as of such date is greater than 1.50:1.00 or (y) the Total Net Leverage Ratio as of such date is greater than 3.50:1.00, (b) with respect to Extended Revolving Credit Commitments, the final maturity date therefor as specified in the applicable Extension Offer accepted by the respective Revolving Credit Lender or Revolving Credit Lenders and (c) with respect to any commitments under a Replacement Revolving Credit Facility, the final maturity date therefor specified in the applicable Replacement Facility Amendment.

“Term Loan A Maturity Date”: March 19, 2025; provided that “Term Loan A Maturity Date” with respect to Term A Loans shall mean the date that is 182 days prior to the scheduled maturity date of the 2018 Convertible Notes if (i) the aggregate principal amount of the 2018 Convertible Notes outstanding on such date exceeds $350.0 million and (ii) either (x) the First Lien Net Leverage Ratio as of such date is greater than 1.50:1.00 or (y) the Total Net Leverage Ratio as of such date is greater than 3.50:1.00.

(b) Amendment to Section 2.3(a). Section 2.3(a) of the Credit Agreement is hereby amended by deleting the section in its entirety and replacing it with the following:

“(a) The Term A Loan of each Term Loan A Lender shall be repaid in consecutive quarterly installments on the last day of each fiscal quarter of Parent or, if such date is not a Business Day, on the last Business Day of such fiscal quarter ending nearest to such date (each, a “Term Loan A Installment Date”), each of which shall be in an aggregate annual amount equal to such Lender’s Term Loan A Percentage multiplied by the amount equal to (1) 5.00% of the aggregate principal amount of the Term Loan A Facility on the Second Amendment Effective Date commencing on March 31, 2020 and ending on December 31, 2021, (2) 7.50% of the aggregate principal amount of the Term Loan A Facility commencing on March 31, 2022 and

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ending on December 31, 2023 and (3) 10.00% of the aggregate principal amount of the Term Loan A Facility commencing on March 31, 2024 and ending on December 31, 2024; provided, that the final principal repayment installment of the Term A Loan repaid on the Term Loan A Maturity Date, shall be, in any event, in an amount equal to the aggregate principal amount of all Term A Loans outstanding on such date.

(c) Amendment to Schedule 2.1. Schedule 2.1 to the Credit Agreement is hereby amended and restated in the form attached as Schedule II hereto.

SECTION 2. Continuation of Existing Loans; Non-Consenting Pro Rata Lenders; Other Terms and Agreements.

(a) Consenting Pro Rata Lenders. Each Existing Pro Rata Lender executing and delivering a signature page to this Second Amendment thereby consents and agrees to this Second Amendment.

(b) Non-Consenting Pro Rata Lenders. The applicable Borrower hereby gives notice to each Non-Consenting Pro Rata Lender that, upon receipt of executed signature pages to this Second Amendment from the Existing Pro Rata Lenders constituting the Required Pro Rata Facility Lenders, if such Non-Consenting Pro Rata Lender has not executed and delivered a signature page to this Second Amendment, such Non-Consenting Pro Rata Lender shall, pursuant to Section 2.21(d) of the Credit Agreement, execute or be deemed to have executed a counterpart of the Master Assignment and shall in accordance therewith sell its Assigned Interest as specified in the Master Assignment. Pursuant to the Master Assignment, each Non-Consenting Pro Rata Lender shall sell and assign the principal amount of its Assigned Interest as set forth in Schedule I to the Master Assignment, as such Schedule is completed by the Pro Rata Agent on or prior to the Second Amendment Effective Date, to Rabobank, as assignee (acting through any of its affiliates as it deems appropriate, in such capacity the “Replacement Lender”) under such Master Assignment, solely upon the consent and acceptance by the Replacement Lender. The Replacement Lender shall be deemed to have consented to this Second Amendment with respect to such purchased Loans at the time of such assignment.

(c) Each Incremental Lender hereby agrees (a) to make Additional Term A Loans and Additional Revolving Commitments, as applicable, to the Borrowers on the Second Amendment Effective Date in aggregate principal amounts as set forth on Schedule I hereto and, when combined with the existing Term A Loans and existing Revolving Credit Commitments, as applicable, held by such Incremental Lender immediately prior to the Second Amendment Effective Date, as set forth on Schedule II hereto and (b) to become a party (if not already a party) to the Credit Agreement as amended by this Amendment; provided that, such commitments and obligations to make Additional Term A Loans and Additional Revolving Commitments are several and no Incremental Lender shall be responsible for any other Incremental Lender’s failure to make such Additional Term A Loans or Additional Revolving Commitments, as applicable.

(d) Subject to the terms and conditions set forth herein and in the Credit Agreement, each Issuing Bank whose signature page appears below irrevocably agrees to the terms of this Second Amendment and the Amended Credit Agreement.

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(e) Notwithstanding anything in the Credit Agreement to the contrary, any Letter of Credit outstanding on the Second Amendment Effective Date shall be deemed to be outstanding under the Amended Credit Agreement as of the Second Amendment Effective Date, and the LC Exposure and participations in such Letters of Credit shall be reallocated among the Revolving Credit Lenders under the Amended Credit Agreement in accordance with their respective Applicable Percentages as of the Second Amendment Effective Date.

(f) The parties hereto hereby agree that, for all purposes under the Amended Credit Agreement and the other Loan Documents, (i) the Additional Term A Loans will constitute Term A Loans, (ii) the Additional Revolving Credit Commitments will constitute Revolving Credit Commitments, (iii) the Additional Revolving Loans will constitution Revolving Credit Loans, (iv) each Incremental Term Loan A Lender will be a Term Loan A Lender, (v) each Incremental Revolving Credit Lender will be a Revolving Credit Lender and (vi) (x) the Additional Term A Loans funded on the Second Amendment Effective Date and the Term A Loans funded under the Credit Agreement on the Closing Date shall collectively constitute one and the same Class, and (y) the Additional Revolving Credit Commitments made on the Second Amendment Effective Date and the Revolving Credit Commitments under the Credit Agreement on the Closing Date shall collectively constitute one and the same Class.

(g) The Borrowers, each other Loan Party, the Issuing Bank whose signature page appears below and the Lenders whose signatures appear below authorize the Pro Rata Agent to (i) determine all amounts, percentages and other information with respect to the Revolving Credit Commitments and Revolving Credit Loans of each Revolving Credit Lender, which amounts, percentages and other information may be determined only upon receipt by the Pro Rata Agent of the signature pages of all Revolving Credit Lenders whose signatures appear below and (ii) enter and complete all such amounts, percentages and other information in the Amended Credit Agreement, as appropriate. The Pro Rata Agent’s determination and entry and completion shall be conclusive and shall be conclusive evidence of the existence, amounts, percentages and other information with respect to the obligations of the Borrowers under the Amended Credit Agreement, in each case, absent clearly demonstrable error. For the avoidance of doubt, the provisions of Article 8 and Section 9.3 of each of the Credit Agreement and the Amended Credit Agreement shall apply to any determination, entry or completion made by the Administrative Agent pursuant to this Section 2(g).

SECTION 3. Conditions of Effectiveness. The effectiveness of this Second Amendment (including the amendments contained in SECTION 1 and agreements contained in SECTION 2) is subject to the satisfaction (or written waiver) of the following conditions (the date of satisfaction of such conditions being referred to herein as the “Second Amendment Effective Date”):

(a) This Second Amendment shall have been duly executed by the Borrowers, the Subsidiary Guarantors and the Pro Rata Agent (which may include a copy transmitted by facsimile or other electronic method), and delivered to the Pro Rata Agent and the Lenders under the Credit Agreement consisting of at least the Required Pro Rata Facility Lenders immediately prior to the Second Amendment Effective Date;

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(b) Rabobank, as Repricing Arranger, shall have received all fees due and payable under that certain engagement letter, dated as of February 27, 2020, by and among Parent and Rabobank (the “Second Amendment Engagement Letter”);

(c) The Pro Rata Agent shall have received favorable legal opinions of (A) Gibson, Dunn & Crutcher LLP, special counsel to the Loan Parties, (B) Snell & Wilmer, L.L.P., Nevada counsel to the Loan Parties, (C) Maples and Calder, Cayman Islands counsel to the Loan Parties, and (D) DLA Piper Luxembourg S.à r.l., Luxembourg counsel to the Loan Parties, with respect to the capacity of the Luxembourg Loan Parties to enter into the Loan Documents and the subsistence of the existing security, in each case in form and substance reasonably satisfactory to the Pro Rata Agent;

(d) The Pro Rata Agent shall have received a certificate signed by a Responsible Officer of the Borrowers as to the matters set forth in paragraphs (g) and (h) of this SECTION 3;

(e) The Pro Rata Agent shall have received (I) a certificate dated as of the Second Amendment Effective Date of the corporate secretary or an assistant or associate corporate secretary or director (or such other officer reasonably acceptable to the Pro Rata Agent) of each of the Loan Parties, in form and substance reasonably satisfactory to the Pro Rata Agent, certifying (i) that either (A) attached thereto is a true and complete and up to date copy of the articles or certificate of incorporation, memorandum and articles of association or other comparable organizational documents including any certificate on change of name and all amendments thereto of such Loan Party certified (other than in the case of any Loan Party that is a Cayman Islands exempted company) as of a recent date by the secretary of state (or comparable Governmental Authority) of its jurisdiction of organization (where applicable), and that the same has not been amended since the date of such certification or (B) the articles or certificate of incorporation or other comparable organizational documents of such Loan Party delivered on the First Amendment Effective Date to the Pro Rata Agent have not been amended and are in full force and effect, (ii) that either (A) attached thereto is a true and complete copy of the bylaws or comparable governing documents of such Loan Party, as then in effect and as in effect at all times without amendment of supersession from the date on which the resolutions referred to in clause (iii) below were adopted to and including the date of such certificate or (B) that the bylaws or comparable governing documents of such Loan Party delivered on the Closing Date to the Pro Rata Agent have not been amended and are in full force and effect and (iii) that attached thereto is a true and complete copy of resolutions adopted by the board of directors or other comparable governing body or bodies of such Loan Party and, if applicable all the holders of the issued shares of such Loan Party, authorizing the execution, delivery and performance of this Second Amendment and any related Loan Documents to which it is a party, which are in full force and effect without amendment or supersession as of the date of the certificate, and as to the incumbency and genuineness of the signature of each officer, director or other comparable authorized manager or attorney of such Loan Party, executing this Second Amendment or any of such other Loan Documents, and attaching all such copies of the documents described above together with, in the case of the Loan Parties incorporated in the Cayman Islands, copies of their internal registers of directors and officers and registers of mortgages and charges and (II) in respect of (i) any Luxembourg Loan Party, (ii) WHBL Luxembourg S.à r.l., (iii) Herbalife Luxembourg Distribution S.à r.l., (iv) HLF Luxembourg Distribution S.à r.l. and (v) Herbalife Africa (together the “Luxembourg Entities” and each a “Luxembourg Entity”), a manager’s certificate dated as of

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the Second Amendment Effective Date signed by a manager of the relevant Luxembourg Entity, certifying the following items: (A) an up-to-date copy of the articles of association of the relevant Luxembourg Entity; (B) an electronic true and complete certified excerpt of the Luxembourg Companies Register pertaining to the relevant Luxembourg Entity dated as of the date of this Agreement; (C) an electronic true and complete certified certificate of non-registration of judgment (certificat de non-inscription d’une décision judiciaire) dated as of the date of this Agreement issued by the Luxembourg Companies Register and reflecting the situation no more than one Business Day prior to the date of this Agreement; (D) with respect to the Luxembourg Loan Parties only, true, complete and up-to-date board resolutions approving the entry by the relevant Luxembourg Loan Party into, among others, the Loan Documents; (E) the relevant Luxembourg Entity is not subject to nor, as applicable, does it meet or threaten to meet the criteria of bankruptcy (faillite), voluntary or judicial liquidation (liquidation volontaire ou judiciaire), composition with creditors (concordat préventif de la faillite), controlled management (gestion contrôlée), reprieve from payment (sursis de paiement), general settlement with creditors or similar laws affecting the rights of creditors generally and no application has been made or is to be made by its manager or, as far as it is aware, by any other person for the appointment of a commissaire, juge-commissaire, liquidateur, curateur or similar officer pursuant to any voluntary or judicial insolvency, winding-up, liquidation or similar proceedings; (F) (with respect to the Luxembourg Loan Parties only) a true and complete specimen of signatures for each of the managers or authorized signatories having executed for and on behalf of the relevant Luxembourg Loan Party the Loan Documents; (G) a certificate of the domiciliation agent or signed by a manager of the relevant Luxembourg Entity certifying, as the case may be, (i) due compliance by the relevant Luxembourg Entity with, and adherence to, the provisions of the Luxembourg Law dated 31 May 1999 concerning the domiciliation of companies, as amended, and the related circulars issued by the Commission de Surveillance du Secteur Financier or (ii) that the premises of the Luxembourg Entity are leased pursuant to a legal, valid and binding (and still in full force and effect) lease agreement and correspond to sufficient unshared office space, with a separate entrance and sufficient office equipment allowing it to effectively carry out its business activities;

(f) The Pro Rata Agent shall have received a certificate as of a recent date of the good standing of each of the Loan Parties under the laws of its jurisdiction of organization, from the secretary of state (or comparable Governmental Authority) of such jurisdiction as well as corresponding telephonic bring-down good standing memoranda dated as of the Second Amendment Effective Date, save that, no such bring-down good standing is required for any Loan Party that is a Cayman Islands exempted company where the above recent date of the certificate of good standing initially provided is no earlier than 10 Business Days prior to the Second Amendment Effective Date;

(g) No Default or Event of Default has occurred and is continuing both before and immediately after giving effect to the transactions contemplated hereby;

(h) The representations and warranties of each Loan Party set forth in SECTION 5(b) of this Second Amendment are true and correct and the representations and warranties of each Loan Party set forth in SECTIONS 5(a) and (c) of this Second Amendment are true and correct in all material respects on and as of the Second Amendment Effective Date (immediately after giving effect to this Second Amendment) as if made on as of such date, except in the case of any representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; provided, that, in each case such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified by materiality or “Material Adverse Effect”;

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(i) The Pro Rata Agent shall have received a solvency certificate in the form of Exhibit J of the Credit Agreement from a Responsible Officer of the Parent with respect to the solvency of the Parent and its Subsidiaries, on a consolidated basis, after giving effect to the Second Amendment;

(j) Know Your Customer and Other Required Information.

(i) The Pro Rata Agent have received, no later than one (1) Business Day prior to the Second Amendment Effective Date, all documentation and other information about the Loan Parties as has been reasonably requested in writing at least three (3) Business Days prior to the Second Amendment Effective Date by the Pro Rata Agent with respect to applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act; and

(ii) At least three (3) Business Days prior to the Second Amendment Effective Date, any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall deliver a Beneficial Ownership Certification in relation to such Borrower to any Lender that requests such Beneficial Ownership Certification in writing at least three (3) Business Days prior to the Second Amendment Effective Date;

(k) All fees and expenses required to be paid hereunder or pursuant to the Credit Agreement and the Second Amendment Engagement Letter shall have been paid in full in cash or will be paid in full in cash on the Second Amendment Effective Date, including, without limitation, all reasonable and documented out-of-pocket expenses incurred by the Repricing Arranger, the Pro Rata Agent and their respective Affiliates in connection with the execution and delivery of this Second Amendment;

(l) The Replacement Lender shall have executed and delivered the Master Assignment contemplated under SECTION 2 above and all other conditions to the consummation of the assignments in accordance with SECTION 2 above shall have been satisfied and such assignments shall have been consummated or shall be consummated substantially concurrently with the effectiveness of this Second Amendment;

(m) The Borrowers shall have, substantially concurrently with the effectiveness of this Second Amendment, paid to all Non-Consenting Pro Rata Lenders all interest, indemnities, fees, cost reimbursements and other Obligations (other than principal and all other amounts paid to such Non-Consenting Pro Rata Lender under SECTION 2 above), if any, then due and owing to such Non-Consenting Pro Rata Lenders under the Credit Agreement and the other Loan Documents (immediately prior to the effectiveness of this Second Amendment); and

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(n) (i) The supplementary share mortgage between the Parent and the Collateral Agent in respect of shares in WH Intermediate Holdings Ltd. (“WHIH”) shall have been duly executed by the Parent; (ii) the supplementary share mortgage between WHIH and the Collateral Agent in respect of shares in HV Holdings Ltd. shall have been duly executed by WHIH; and (iii) the supplementary share mortgage between WHIH and the Collateral Agent in respect of shares in HBL Ltd. shall have been duly executed by WHIH, (which may include a copy transmitted by facsimile or other electronic method), and delivered to the Collateral Agent.

SECTION 4. Post-Closing Matters. The Borrowers shall and shall cause each Guarantor to within 60 days after the Second Amendment Effective Date (or such longer period as the Pro Rata Agent may determine in its reasonable discretion) (and which requirements may be waived by the Pro Rata Agent in its reasonable discretion):

(a) execute, deliver and file amendments to the Mortgages existing prior to the Second Amendment Effective Date in a form acceptable to the Pro Rata Agent, together with such title endorsements as are reasonably required to give effect thereto in a form acceptable to the Pro Rata Agent, together with (x) such owner’s title affidavits as may be reasonably required by the title insurer in substantially the form previously accepted by the title insurer with respect to such Mortgages, including therein any so-called “no-change” survey affidavit and (y) any documents required in connection with the recording of such mortgage amendments and issuance of such endorsements;

(b) to the extent reasonably requested by the Pro Rata Agent, deliver to the Pro Rata Agent legal opinions relating to the amendments to the Mortgages described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Pro Rata Agent; and

(c) deliver to the Pro Rata Agent (i) a completed flood hazard determination from a third party vendor; (ii) if such real property is located in a “special flood hazard area”, (x) a notification to the applicable Loan Parties of that fact and (if applicable) notification to the applicable Loan Parties that flood insurance coverage is not available and (y) evidence of the receipt by the applicable Loan Parties of such notice; (c) if required by Flood Laws, evidence of required flood insurance and (d) any other customary documentation that may be reasonably requested by the Pro Rata Agent.

SECTION 5. Representations and Warranties. To induce the other parties hereto to enter into this Second Amendment, each Loan Party represents and warrants to each of the Pro Rata Lenders and the Pro Rata Agent that, as of the Second Amendment Effective Date:

(a) This Second Amendment has been duly authorized, executed and delivered by each Loan Party and constitutes, and the Credit Agreement, as amended by this Second Amendment constitutes, its legal, valid and binding obligation, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally, by general equitable principles or by principles of good faith and fair dealing;

(b) The representations and warranties of each Loan Party set forth in Section 3 of the Credit Agreement (as amended by this Second Amendment) and the other Loan Documents are true and correct in all material respects on and as of the Second Amendment Effective Date (immediately after giving effect to this Second Amendment) as if made on as of such date, except

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in the case of any representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; provided, that, in each case such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified by materiality or “Material Adverse Effect”; provided, that the representations and warranties set forth in Section 3.19 of the Credit Agreement are qualified by (i) the information disclosed under the heading “Other Matters” in note 7 (Contingencies) to the condensed consolidated financial statements of Parent and its Subsidiaries in the 10-K for the year ended December 31, 2019 and (ii) information publicly available as of the Second Amendment Effective Date, including as disseminated by Reuters or other news sources, in respect of charges against former Herbalife officers Yanliang Li, also known as Jerry Li, and Hongwei Yang, also known as Mary Yang for violation of the FCPA; and

(c) After giving effect to this Second Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing.

SECTION 6. Borrower’s Consent. For purposes of Section 9.4 of the Credit Agreement, each Borrower hereby consents to any assignee of the Replacement Lender or any of its respective Affiliates (in each case otherwise being an Eligible Assignee) becoming a Pro Rata Lender in connection with the syndication of the Term A Loans and the Revolving Credit Commitments acquired by the Replacement Lender pursuant to SECTION 2 hereof, to the extent the inclusion of such assignee in the syndicate has been disclosed in writing to and agreed by the Borrower prior to the Second Amendment Effective Date.

SECTION 7. Effects on Loan Documents. Except as specifically amended herein or contemplated hereby, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Second Amendment shall not operate as a waiver, release or discharge of any right, power or remedy of any Lender or the Pro Rata Agent under any of the Loan Documents, nor constitute a waiver, release or discharge of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Lenders or the Pro Rata Agent under the Loan Documents. Each Borrower and each of the Subsidiary Guarantors acknowledges and agrees that, on and after the Second Amendment Effective Date, this Second Amendment and each of the other Loan Documents to be executed and delivered by the Borrower in connection herewith shall constitute a Loan Document for all purposes of the Amended Credit Agreement. On and after the Second Amendment Effective Date, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Second Amendment, and this Second Amendment and the Credit Agreement as amended by this Second Amendment shall be read together and construed as a single instrument. Nothing herein shall be deemed to entitle the Borrowers nor the Subsidiary Guarantors to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement as amended by this Second Amendment or any other Loan Document in similar or different circumstances.

11

SECTION 8. Indemnification. Each Borrower hereby confirms that the indemnification provisions set forth in Section 9.3 of the Credit Agreement as amended by this Second Amendment shall apply to this Second Amendment and the transactions contemplated hereby.

SECTION 9. Repricing Arranger. The Borrowers and the Lenders party hereto agree (a) that Rabobank, in its capacity as arranger with respect to this Second Amendment (acting through any of its affiliates as it deems appropriate, the “Repricing Arranger”), shall be entitled to the privileges, indemnification, immunities and other benefits afforded to the Arrangers under the Credit Agreement as amended by this Second Amendment and (b) except as otherwise agreed to in writing by the Borrowers and the Repricing Arranger, the Repricing Arranger shall have no duties, responsibilities or liabilities with respect to this Second Amendment, the Credit Agreement as amended by this Second Amendment or any other Loan Document.

SECTION 10. Amendments; Execution in Counterparts; Severability.

(a) This Second Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each Borrower, each of the Subsidiary Guarantors, the Lenders party hereto and the Pro Rata Agent; and

(b) To the extent any provision of this Second Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Second Amendment in any jurisdiction.

SECTION 11. Reaffirmation. Each of the Reaffirming Parties, as party to the Credit Agreement and certain of the Collateral Documents and the other Loan Documents, in each case as amended, supplemented or otherwise modified from time to time, hereby (i) acknowledges and agrees that all of its obligations under the Credit Agreement, the Collateral Documents and the other Loan Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms (A) each Lien granted by it to the Pro Rata Agent or the Collateral Agent for the benefit of the Secured Parties and (B) any guaranties made by it pursuant to the Credit Agreement, (iii) acknowledges and agrees that the grants of security interests by it contained in the Collateral Documents shall remain, in full force and effect after giving effect to the Second Amendment and that such security interests secure, and shall continue to secure following the Second Amendment Effective Date, the Obligations as described in the following clause (iv) and (iv) acknowledges and agrees that the Obligations include, among other things and without limitation, the prompt and complete payment and performance by the Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on, and premium (if any) on, the Term B Loans under the Credit Agreement as amended by this Second Amendment. Nothing contained in this Second Amendment shall be construed as substitution or novation of the obligations outstanding under the Credit Agreement or the other Loan Documents, which shall remain in full force and effect, except to any extent modified hereby.

SECTION 12. Pro Rata Agent. Each Borrower acknowledges and agrees that Rabobank, in its capacity as Term Loan A Agent and Revolver Administrative Agent under the Credit Agreement, will serve as Term Loan A Agent and Revolver Administrative Agent under this Second Amendment and under the Credit Agreement as amended by this Second Amendment.

12

SECTION 13. Governing Law; Waiver of Jury Trial; Jurisdiction. This Second Amendment shall be construed in accordance with and governed by the law of the State of New York (without regard to the conflicts of law provisions thereof). EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ITS RESPECTIVE RIGHTS TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) ARISING OUT OF OR IN CONNECTION WITH THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS SECOND AMENDMENT OR ANY OTHER LOAN DOCUMENT. The provisions of Section 9.9 and Section 9.10 of the Credit Agreement as amended by this Second Amendment are incorporated herein by reference, mutatis mutandis.

SECTION 14. Headings. Section headings in this Second Amendment are included herein for convenience of reference only, are not part of this Second Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Second Amendment.

SECTION 15. No Novation. By its execution of this Second Amendment, each of the parties hereto acknowledges and agrees that the terms of this Second Amendment do not constitute a novation, but, rather, a supplement of the terms of the pre-existing indebtedness and related agreements, as evidenced by the Credit Agreement.

SECTION 16. Counterparts. This Second Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF or other electronic means shall have the same force and effect as manual signatures delivered in person.

[Remainder of page intentionally left blank.]

13

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

BORROWERS:

HLF FINANCING SaRL, LLC

By:	/s/ Richard Caloca
Name:	Richard Caloca
Title:	Manager

HERBALIFE NUTRITION LTD.

By:	/s/ Richard Caloca
Name:	Richard Caloca
Title:	Vice President, Treasurer

HERBALIFE INTERNATIONAL LUXEMBOURG S.À R.L.

By:	/s/ Héléne Dekhar
Name:	Héléne Dekhar
Title:	Class A Manager – Authorized Signatory

HERBALIFE INTERNATIONAL, INC.

By:	/s/ Richard Caloca
Name:	Richard Caloca
Title:	Vice President, Treasure

[Signature Page to Second Amendment]

SUBSIDIARY GUARANTORS:

HERBALIFE INTERNATIONAL OF AMERICA, INC.

By:	/s/ Richard Caloca
Name:	Richard Caloca
Title:	Vice President, Treasurer

HERBALIFE INTERNATIONAL OF EUROPE, INC.

By:	/s/ Richard Caloca
Name:	Richard Caloca
Title:	Vice President, Treasurer

HERBALIFE TAIWAN, INC.

By:	/s/ Richard Caloca
Name:	Richard Caloca
Title:	Vice President, Treasurer

HERBALIFE INTERNATIONAL DO BRASIL, LTDA.

By:	/s/ Richard Caloca
Name:	Richard Caloca
Title:	Vice President, Treasurer

HERBALIFE KOREA CO., LTD.

By:	/s/ Richard Caloca
Name:	Richard Caloca
Title:	Vice President, Treasurer

[Signature Page to Second Amendment]

HERBALIFE VENEZUELA HOLDINGS, LLC

By:	/s/ Richard Caloca
Name:	Richard Caloca
Title:	Manager

HERBALIFE MANUFACTURING LLC

By:	/s/ Richard Caloca
Name:	Richard Caloca
Title:	Vice President, Treasurer

WH LUXEMBOURG INTERMEDIATE HOLDINGS S.À R.L. LLC

By:	/s/ Richard Caloca
Name:	Richard Caloca
Title:	Manager

HERBALIFE INTERNATIONAL (THAILAND), LTD.

By:	/s/ Richard Caloca
Name:	Richard Caloca
Title:	Vice President, Treasurer

HERBALIFE VH INTERMEDIATE INTERNATIONAL, LLC

By: VHSA LLC, its sole member By: Herbalife International, Inc., its sole member

By:	/s/ Richard Caloca
Name:	Richard Caloca
Title:	Vice President, Treasurer

[Signature Page to Second Amendment]

HERBALIFE VH INTERNATIONAL LLC

By: Herbalife VH Intermediate International LLC By: VHSA LLC, its sole member By: Herbalife International, Inc., its sole member

By:	/s/ Richard Caloca
Name:	Richard Caloca
Title:	Vice President, Treasurer

HLF FINANCING US, LLC

By: HLF FINANCING SaRL, LLC, its sole member

By:	/s/ Richard Caloca
Name:	Richard Caloca
Title:	Manager

HLF LUXEMBOURG HOLDINGS, INC.

By:	/s/ Richard Caloca
Name:	Richard Caloca
Title:	President and Treasurer

WH CAPITAL CORPORATION

By:	/s/ Richard Caloca
Name:	Richard Caloca
Title:	Vice President, Treasurer

HBL LUXEMBOURG HOLDINGS S.À R.L.

By:	/s/ Héléne Dekhar
Name:	Héléne Dekhar
Title:	Class A Manager – Authorized Signatory

[Signature Page to Second Amendment]

WH LUXEMBOURG HOLDINGS S.À R.L.

By:	/s/ Héléne Dekhar
Name:	Héléne Dekhar
Title:	Class A Manager – Authorized Signatory

HV HOLDINGS LTD.

By:	/s/ Richard Caloca
Name:	Richard Caloca
Title:	President and Treasurer

WH INTERMEDIATE HOLDINGS LTD.

By:	/s/ Richard Caloca
Name:	Richard Caloca
Title:	President and Treasurer

HBL LUXEMBOURG SERVICES S.À R.L.

By:	/s/ Héléne Dekhar
Name:	Héléne Dekhar
Title:	Class A Manager – Authorized Signatory

[Signature Page to Second Amendment]

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Term Loan A Agent, Revolver Administrative Agent, Issuing Bank, a Term Loan A Lender, a Revolving Credit Lender and Replacement Lender

By:	/s/ Eric J. Rogowski
Name:	Eric J. Rogowski
Title:	Executive Director

By:	/s/ Anthony Fidanza
Name:	Anthony Fidanza
Title:	Vice President

[Signature Page to Second Amendment]

Schedule I

Incremental Lenders and Additional Commitments

Part I

Incremental Term Loan A Lenders	Additional Term Loan A Commitments
Compass Bank	$11,718,750
Bank of America, N.A.	$7,031,250
Standard Chartered Bank	$9,375,000
MUFG Union Bank, N.A.	$2,343,750

Total	$30,468,750

Part II

Incremental Revolving Credit Lenders	Additional Revolving Commitments
Compass Bank	$12,500,000
Bank of America, N.A.	$7,500,000
Standard Chartered Bank	$10,000,000
MUFG Union Bank, N.A.	$2,500,000

Total	$32,500,000

ANNEX A-1

Schedule II

Schedule 2.1

Lenders

Term Loan A Lender	Term Loan A Commitment
Coöperatieve Rabobank U.A., New York Branch	$39,843,750
Citizens Bank, N.A.	$30,468,750
Citicorp North America, Inc.	$30,468,750
Fifth Third Bank	$30,468,750
Mizuho Bank, Ltd.	$30,468,750
Compass Bank	$30,468,750
Bank of America, N.A.	$30,468,750
Comerica Bank	$18,750,000
Standard Chartered Bank	$18,750,000
MUFG Union Bank, N.A.	$4,687,500

Total	$264,843,750

Term Loan B Lender	Term Loan B Commitment
Jefferies Finance LLC	$750,000,000

Total	$750,000,000

ANNEX A-1

Revolving Credit Lender	Revolving Credit Commitment
Coöperatieve Rabobank U.A., New York Branch	$42,500,000
Citizens Bank, N.A.	$32,500,000
Citicorp North America, Inc.	$32,500,000
Fifth Third Bank	$32,500,000
Mizuho Bank, Ltd.	$32,500,000
Compass Bank	$32,500,000
Bank of America, N.A.	$32,500,000
Comerica Bank	$20,000,000
Standard Chartered Bank	$20,000,000
MUFG Union Bank, N.A.	$5,000,000

Total	$282,500,000

ANNEX A-2

ANNEX A

FORM OF MASTER ASSIGNMENT AND ACCEPTANCE AGREEMENT

FOR HERBALIFE NUTRITION LTD. CREDIT AGREEMENT

This Master Assignment and Acceptance Agreement (the “Master Assignment”) is dated as of the Effective Date set forth below and is entered into between the Assignor named below (the “Assignor”) and the Assignee named below (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended by the First Amendment to Credit Agreement, dated as of December 12, 2019, as further amended by the Second Amendment to Credit Agreement, dated as of March 19, 2020, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Master Assignment as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Pro Rata Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any letters of credit, and guarantees included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity, related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by the Assignor to the Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Each such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Master Assignment, without representation or warranty by the Assignor.

By purchasing the Assigned Interest, the Assignee agrees that, for purposes of that certain Second Amendment to Credit Agreement dated as of March 19, 2020 (the “Second Amendment”), by and among the Borrowers, the Subsidiary Guarantors, the Term Loan A Lenders and the Revolving Credit Lenders party thereto (consisting of at least the Required Pro Rata Facility Lenders), the Replacement Lender and the Pro Rata Agent, it shall be deemed to have consented and agreed to the Second Amendment.

ANNEX A-1

1.	Assignors:	Each person identified on Schedule I hereto

2.	Assignee:	Coöperatieve Rabobank U.A., New York Branch

3.	Term Loan Borrower:	HLF Financing SaRL, LLC

4.	Revolver Borrowers:	HLF Financing SaRL, Herbalife Nutrition Ltd., Herbalife International Luxembourg S.à R.L., and Herbalife International, Inc..

5.	Pro Rata Agent:	Coöperatieve Rabobank U.A., New York Branch

6.

Credit Agreement: The Credit Agreement dated as of August 16, 2018 (as amended by the First Amendment to Credit Agreement, dated as of December 12, 2019, as further amended by the Second Amendment to Credit Agreement, dated as of March 19, 2020, and as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms defined therein being used herein as therein defined), among HLF Financing SaRL, LLC a Delaware limited liability company (“TL Borrower”), Herbalife Nutrition Ltd., a Cayman Islands exempted company incorporated with limited liability (“Parent”), Herbalife International Luxembourg S.à R.L., a Luxembourg private limited liability company (société à responsabilité limitée), existing and organized under the laws of Luxembourg, having its registered office at 16, avenue de la Gare, L-1610 Luxembourg and registered with the Luxembourg Register of Commerce and Companies (R.C.S. Luxembourg) under number B 88.006 (“HIL”), Herbalife International, Inc., a Nevada corporation (“HII” and, together with Parent, TL Borrower and HIL, the “Revolver Borrowers”; the Revolver Borrowers, together with the TL Borrower, are referred to herein as the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto as lenders, Jefferies Finance LLC (“Jefferies”), as administrative agent for the Term Loan B Lenders (together with its successors and permitted assigns in such capacity, the “Term Loan B Agent”) and collateral agent (together with its successors and permitted assigns in such capacity, the “Collateral Agent”), and Coöperatieve Rabobank U.A., New York Branch (“Rabobank”), as administrative agent for the Term Loan A Lenders (together with its successors and permitted assigns in such capacity, the “Term Loan A Agent”; the Term Loan A Agent together with the Term Loan B Agent, the “Term Loan Administrative Agents” and each, a “Term Loan Administrative Agent”), an Issuing Bank and as administrative agent for the Revolving Credit Lenders (together with its successors and permitted assigns in such capacity, the “Revolver Administrative Agent” and, together with the Term Loan Administrative Agents, the “Administrative Agents”; the Term Loan Administrative Agents, the Collateral Agent and the Revolver Administrative Agent are referred to herein collectively as the “Agents” and each, an “Agent”).

ANNEX A-2

6. Assigned Interest:

Assignors	Assignee	Facility Assigned	Aggregate Amount of Loans for all Lenders	Amount of Loans Assigned	Percentage Assigned of Loans		CUSIP Number
		Term A Loans / Revolving Credit Loans and Commitments	$	$		%
		Term A Loans / Revolving Credit Loans and Commitments	$	$		%
		Term A Loans / Revolving Credit Loans and Commitments	$	$		%

Effective Date: March [●], 2020

The Assignee agrees to deliver to the Pro Rata Agent a completed administrative questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about each Borrower, the Loan Parties and their Affiliates or their respective securities) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable laws, including Federal and state securities laws.

[Signature page follows]

ANNEX A-1

The terms set forth in this Master Assignment are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By: COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as the Term Loan A Agent and Revolver Administrative Agent pursuant to Section 2.21 of the Credit Agreement

By:
Name:
Title:

By:
Name:
Title:

ASSIGNEE

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH

By:
Name:
Title:

By:
Name:
Title:

ANNEX A-1

Consented to and Accepted:

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Term Loan A Agent and Revolver Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

ANNEX A-2

Consented to:

Borrowers

HLF FINANCING SaRL, LLC

By:
Name:
Title:

HERBALIFE NUTRITION LTD.

By:
Name:
Title:

HERBALIFE INTERNATIONAL LUXEMBOURG S.À R.L.

By:
Name:
Title:

HERBALIFE INTERNATIONAL, INC.

By:
Name:
Title:

ANNEX A-1

ANNEX 1

ANNEX 1 TO MASTER ASSIGNMENT

CREDIT AGREEMENT DATED AS OF AUGUST 16, 2018 AMONG HLF FINANCING SaRL, LLC, HERBALIFE NUTRITION LTD., HERBALIFE INTERNATIONAL LUXEMBOURG S.À R.L., HERBALIFE INTERNATIONAL, INC., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTIES THERETO AS LENDERS, JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT FOR THE TERM LOAN B LENDERS AND COLLATERAL AGENT, AND COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, AS ADMINISTRATIVE AGENT FOR THE TERM LOAN A LENDERS, AN ISSUING BANK AND AS ADMINISTRATIVE AGENT FOR THE REVOLVING CREDIT LENDERS

STANDARD TERMS AND CONDITIONS FOR

MASTER ASSIGNMENT

ARTICLE I REPRESENTATIONS AND WARRANTIES.

SECTION 1. Assignor. Each Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Master Assignment and to consummate the transactions contemplated hereby and (iv) it is [not] a Defaulting Lender and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrowers, any of the other Loan Parties or their respective Subsidiaries and Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrowers, any of the other Loan Parties or their respective Subsidiaries and Affiliates or any other Person of any of their respective obligations under any Loan Document or any other instrument or documents furnished pursuant hereto or thereto.

SECTION 2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Master Assignment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements referred to in Section 3.1 or delivered pursuant to Section 5.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its

ANNEX A-1

own credit analysis and decision to enter into this Master Assignment and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, (vi) it is not a Disqualified Lender or an Affiliate of a Disqualified Lender and (viii) attached to the Master Assignment hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee and (b) agrees that (i) it will, independently and without reliance on any Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (ii) that it appoints and authorizes the Agents to take such action on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Agents by the terms thereof, together with such powers as are reasonably incidental thereto, and (iii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

ARTICLE II PAYMENTS. FROM AND AFTER THE EFFECTIVE DATE, THE ADMINISTRATIVE AGENTS SHALL MAKE ALL PAYMENTS IN RESPECT OF THE ASSIGNED INTEREST (INCLUDING PAYMENTS OF PRINCIPAL, INTEREST, FEES AND OTHER AMOUNTS) TO THE ASSIGNOR FOR AMOUNTS WHICH HAVE ACCRUED TO BUT EXCLUDING THE EFFECTIVE DATE AND TO THE ASSIGNEE FOR AMOUNTS WHICH HAVE ACCRUED FROM AND AFTER THE EFFECTIVE DATE.

ARTICLE III GENERAL PROVISIONS. THIS MASTER ASSIGNMENT SHALL BE BINDING UPON, AND INURE TO THE BENEFIT OF, THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS. THIS MASTER ASSIGNMENT MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS, WHICH TOGETHER SHALL CONSTITUTE ONE INSTRUMENT. DELIVERY OF AN EXECUTED COUNTERPART OF A SIGNATURE PAGE OF THIS MASTER ASSIGNMENT BY EMAIL OR TELECOPY OR OTHER ELECTRONIC METHOD SHALL BE EFFECTIVE AS DELIVERY OF A MANUALLY EXECUTED COUNTERPART OF THIS MASTER ASSIGNMENT. THIS MASTER ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Remainder of page intentionally left blank]

ANNEX A-2